Consolidated Balance Sheets (Parentheticals) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Less: treasury stock, at cost, shares	9,671,119	9,443,230
Common Class B [Member]
Class B Common stock, par value (in Dollars per share)	0.01	0.01
Class B Common stock, shares authorized	100,000,000	100,000,000
Class B Common stock, shares issued	46,713,138	45,586,215
Class B Common stock, shares outstanding	37,042,019	36,142,985